SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 4, 1995
______________

Warehouse Club, Inc.

(Exact name of registrant as specified in its charter)

Delaware
(State or other
jurisdiction of
incorporation)
0-14345
(Commission File
Number)
36-3211038
(I.R.S. Employer
Identification
Number)

7235 North Linder Avenue
Skokie, Illinois
(Address of principal
executive offices)
60077
(Zip Code)
(708) 679-6800
(Registrant's telephone
number, including area code)
















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Item 5.  Other Events.

On August 4, 1995 Warehouse Club, Inc. filed a Motion with the United States Bankruptcy Court in Chicago requesting authority to commence a liquidation of all of its assets and the assets of its subsidiaries, including Warehouse Club of Michigan, Inc., Warehouse of Ohio, Inc., Warehouse of Pennsylvania, Inc. and Warehouse of Indiana, Inc. A hearing on the Motion has been scheduled for August 10, 1995.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WAREHOUSE CLUB, INC.



                              By:
____________________________________
                                   Everett L. Buckardt, Its
President

                              August 4, 1995
















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